SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of earliest event report): May 17, 2007
WEYERHAEUSER COMPANY
(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
Federal Way, Washington 98063-9777
(Address of principal executive offices)
(zip code)
Registrant’s telephone number, including area code:
(253) 924-2345
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549
ITEM 7.01. REGULATION FD DISCLOSURE
On May 17, 2007, Weyerhaeuser Company issued a press release stating the following:
Weyerhaeuser Announces Expiration and Results of its Any and All Tender Offers
FEDERAL WAY, Wash. (May 17, 2007) — Weyerhaeuser Company (NYSE:WY) announced the expiration of its Any and All Offers. According to information provided by Global Bondholder Services Corporation, the depositary for the tender offers, the following table summarizes the aggregate principal amount of debentures validly tendered and not validly withdrawn at or before 5:00 p.m. New York City time on May 16, 2007, the expiration of the Any and All Offers. Weyerhaeuser has accepted for payment all debentures validly tendered and not validly withdrawn in the Any and All Offers and expects that the applicable payment for the debentures purchased pursuant to the Any and All Offers will be made by the depositary in same-day funds on May 17, 2007.

			Percentage of
	Principal	Principal	Outstanding
	Amount	Amount	Amount
Title of Security	Outstanding	Tendered	Tendered

7.25% Debentures due	$250,000,000	$121,474,000	48.59%
July 1, 2013

7.00% Debentures due	$100,000,000	$37,658,000	37.66%
February 1, 2018

7.125% Debentures due	$250,000,000	$58,911,000	23.56%
July 15, 2023

7.35% Debentures due	$149,786,000	$87,474,000	58.40%
July 1, 2026
J.P. Morgan Securities Inc. and Banc of America Securities LLC are the dealer managers for the offers. Morgan Stanley & Co. Inc. and Citigroup Global Markets, Inc. are the co-dealer managers for the offers. Global Bondholder Services Corporation is the Depositary and Information Agent. This news release is neither an offer to purchase nor a solicitation of an offer to sell the securities. The offers are made only by the Offer to Purchase and the information in this news release is qualified by reference to the Offer to Purchase. Persons with questions regarding the offers should contact J.P. Morgan Securities Inc. toll free at (866) 834-4666 or collect at (212) 834-4077, Attn. Liability Management Group or Banc of America Securities LLC toll free at (866) 475-9886 or collect at (704) 388-4603, Attn. Liability Management Group. Requests for documents should be directed to Global Bondholder Services Corporation toll free at (866) 804-2200 or collect at (212) 430-3774.
Weyerhaeuser Company, one of the world’s largest forest products companies, was incorporated in 1900. In 2006, sales were $21.9 billion. It has offices or operations in 18 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser’s businesses, products and practices is available at www.weyerhaeuser.com.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY
By	/s/ Jeanne Hillman
Its:	Vice President and
Chief Accounting Officer

Date: May 17, 2007